Exhibit 10.1

AMENDMENT NO. 2 TO

AMENDED AND RESTATED WATER GATHERING AND DISPOSAL AGREEMENT

This Amendment No. 2 to Amended and Restated Water Gathering and Disposal Agreement (this “Amendment”) is made and entered into as of July 29, 2025 (the “Amendment Effective Date”), by and among Solaris Midstream DB-NM, LLC, a Delaware limited liability company (“Gatherer”), COG Operating LLC, a Delaware limited liability company (“COG”), COG Production LLC, a Texas limited liability company (“COGP”), Concho Oil & Gas LLC, a Delaware limited liability company (“CO&G”), and COG Acreage LP, a Texas limited partnership (“COGA”, and with COG, COGP and CO&G collectively herein referred to in the singular as “Producer”). Gatherer and Producer are sometimes referred to in this Amendment individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined in this Amendment will have the respective meanings ascribed to such terms in the Agreement (as defined below).

RECITALS

WHEREAS, effective June 11, 2020, the Parties entered into an Amended and Restated Water Gathering and Disposal Agreement and effective as of February 15, 2024, Producer and Gatherer amended such agreement (the “Agreement”); and

WHEREAS, the Parties desire to extend the Primary Term of the Agreement by seven (7) years.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and for other good and valuation consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby (a) ratify and confirm the foregoing Recitals and (b) further agree as follows:

1. Amendment to Section 7.1. Section 7.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“Section 7.1 Term. This Agreement is effective as of the Effective Date and will remain in full force and effect thereafter until May 31, 2040 (the “Primary Term”), and, unless terminated by either Party effective as of the end of the last day of the Primary Term upon at least 365 days’ prior written notice, will continue year to year until the end of a yearly term extension when either Party provides at least 365 days’ prior written notice of termination (such term, together with the Primary Term, being the “Term”). Notwithstanding the above, subject to Section 7.2, Producer shall have the option to extend the Primary Term by an additional five (5) years up to two times, exercisable by giving notice to Gatherer, at least 365 days prior to the end of the Primary Term or the then current 5-year renewal term, with such notice, if timely given, taking precedence over any notice of termination. The termination of this Agreement will not excuse or terminate any obligations incurred or accrued under this Agreement prior to the effective date of termination or any indemnification obligations under this Agreement, which such obligations shall survive termination of this Agreement.”

2. Limited Effect. Producer and Gatherer agree that, except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed. In the event of conflict between the provisions of this Amendment and the provisions of the Agreement, this Amendment shall control. On and after the Amendment Effective Date, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Agreement as amended by this Amendment.

3. Representations and Warranties. Each Party hereby represents and warrants for itself that: (a) it has the full right, power and authority to enter into this Amendment and to perform its obligations hereunder; (b) the execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary action on the part of such Party; and (c) this Amendment has been executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

4. Miscellaneous.

(a)

Governing Law and Dispute Resolution. This Amendment and any dispute involving this Amendment shall be governed by and construed in accordance with the law of the State of Texas without regard to principles of conflicts of law otherwise applicable to such determinations. The Dispute Resolution and Arbitration provisions of GTC Section XIII(b) to the Agreement shall apply to this Amendment and are hereby incorporated into this Amendment mutatis mutandis.

(b)	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

(c)

Headings. The topical headings used herein are inserted for convenience only and shall not be construed as having any substantive significance or meaning whatsoever, or as indicating that all of the provisions of this Amendment relating to any particular topic are to be found in any particular article or section.

(d)

Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile transmission or other customary means of electronic transmission (e.g., pdf)), each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e)

Entire Agreement; Modification. The Agreement and this Agreement constitute the sole and entire agreement between the Parties with respect to the subject matter contained herein, and there are no agreements, modifications, conditions or understandings, written or oral, expressed or implied, pertaining to the subject matter of this Amendment which are not contained in this Amendment. Modifications of this Amendment will be or become effective only upon the due and mutual execution of appropriate supplemental agreements or amendments hereto by duly authorized representatives of the respective Parties.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

PRODUCER:

COG OPERATING LLC

By:	/s/ Garrett Rychlik
Name: Garrett Rychlik
Title: Attorney-in-Fact

Acknowledgment

STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 29th day of July, 2025 by Garrett Rychlik, Attorney-in-Fact of COG Operating LLC, a Delaware limited liability company, on behalf of said company.

Witness my hand and official seal.

/s/ Erica Adkins
Notary

[SEAL]

ERICA ADKINS

Notary Public, State of Texas

Comm. Expires 01-18-2027

Notary ID 131861163

[Signature Page to Amendment No. 2 to Water Gathering and Disposal Agreement]

COG PRODUCTION LLC

By:	/s/ Garrett Rychlik
Name: Garrett Rychlik
Title: Attorney-in-Fact

Acknowledgment

STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 29th day of July, 2025 by Garrett Rychlik, Attorney-in-Fact of COG Production LLC, a Texas limited liability company, on behalf of said company.

Witness my hand and official seal.

/s/ Erica Adkins
Notary

[SEAL]

ERICA ADKINS

Notary Public, State of Texas

Comm. Expires 01-18-2027

Notary ID 131861163

[Signature Page to Amendment No. 2 to Water Gathering and Disposal Agreement]

CONCHO OIL & GAS LLC

By:	/s/ Garrett Rychlik
Name: Garrett Rychlik
Title: Attorney-in-Fact

Acknowledgment

STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 29th day of July, 2025 by Garrett Rychlik, Attorney-in-Fact of Concho Oil & Gas LLC, a Delaware limited liability company, on behalf of said company.

Witness my hand and official seal.

/s/ Erica Adkins
Notary

[SEAL]

ERICA ADKINS

Notary Public, State of Texas

Comm. Expires 01-18-2027

Notary ID 131861163

[Signature Page to Amendment No. 2 to Water Gathering and Disposal Agreement]

COG ACREAGE LP

By:	/s/ Garrett Rychlik
Name: Garrett Rychlik
Title: Attorney-in-Fact

Acknowledgment

STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 29th day of July, 2025 by Garrett Rychlik, Attorney-in-Fact of COG Acreage LP, a Texas limited partnership, on behalf of said company.

Witness my hand and official seal.

/s/ Erica Adkins
Notary

[SEAL]

ERICA ADKINS

Notary Public, State of Texas

Comm. Expires 01-18-2027

Notary ID 131861163

[Signature Page to Amendment No. 2 to Water Gathering and Disposal Agreement]

GATHERER:

SOLARIS MIDSTREAM DB-NM, LLC

By:	/s/ Amanda Brock
Name: Amanda Brock
Title: CEO

Acknowledgment

STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 30th day of July, 2025 by Amanda Brock, CEO of Solaris Midstream DB-NM, LLC, a Delaware limited liability company, on behalf of said company.

Witness my hand and official seal.

/s/ Melody Chappell
Notary

[SEAL]

MELODY CHAPPELL

Notary ID #8384483

My Commission Expires

January 26, 2027

[Signature Page to Amendment No. 2 to Water Gathering and Disposal Agreement]